Alcan Investor Workshop

Toronto, October 3, 2006
Christel Bories
President and CEO – Alcan Packaging

©  2  0  06  A  L  C  A  N  I  N  C.Slide 2
Statements made in the course of this presentation which describe the Company's or management’s objectives, projections, estimates, expectations or predictions may be "forward-looking statements"
within the meaning of securities laws.  All statements that address the
Company's expectations or projections about the future including statements about the Company's growth, cost reduction goals, operations reorganization plans, expenditures and financial results are forward-looking statements.  nature, forward-looking statements involve risk and uncertainty and actual actions or results could differ materially. Reference should be made to the most recent Form 10-Q or 10-K for a summary of
factors that could cause such differences. In addition, certain non-GAAP measures are used which are reconciled to the
comparable GAAP measures herein or on the Company’s website at
www.alcan.com in the “Investors” section.
 Forward Looking Statements

©  2  0  06  A  L  C  A  N  I  N  C.Slide 3
AP Sales
Packaging Market
Western
Europe
North
America
Emerging
Countries
Japan
Western
Europe
North
America
Emerging
Countries
Alcan Packaging Sales ($6bn)
Tobacco 7%
➢
Globally, Alcan is the #1 supplier to all these
markets
GDP Real Growth Rate in 2005
W.Europe
USA
Russia
India
China
+1,5%
+3,5%
+5,9%
+7,1%
+9,9%
Value-added Packaging is Our Specialty

©  2  0  06  A  L  C  A  N  I  N  C.Slide 4
We are operating in structurally growing, profitable market segments
Market Growth
Market size
= 1 bn$
-10%
-5%
0%
5%
10%
15%
-3%
-1%
1%
3%
5%
7%
9%
Food Asia
Pharma
Beauty
Tobacco
Food Americas
Food Europe
Business Environment & Competitive
Position

©  2  0  06  A  L  C  A  N  I  N  C.Slide 5
During a period of intense input cost pressure and
challenging market conditions, we are successfully building a greatly improved platform that positions us favorably for the future.
From this improved platform, we will accelerate
the pace of growth leading to enhanced value creation going forward.
Alcan Packaging

©  2  0  06  A  L  C  A  N  I  N  C.Slide 6
We have experienced a dramatic rise in our raw material prices since 2004.
The trend has been flatter in 2006 for resins, though not for aluminum.
Chart based on nominal
prices
 LDPE resin price
increased by 70%
since 2002
Raw material purchases
Business Environment & Competitive Position
Evolution of Raw Material Prices

©  2  0  06  A  L  C  A  N  I  N  C.Slide 7
Unprecedented rise in raw material prices significantly squeezed industry margins
➢
 Average EBITDA margin decline of 3.7% from the peak of 2002, and 2.2% from the more average years of 2001 & 2003
➢
Weakening economic conditions, especially in Europe, have also been a significant factor contributing to declining margins over the period 2002-2005
Bemis, Sealed Air, Winpak, Huhtamaki, Amcor, Alcan
Packaging
NA Flexibles Industry – 2001-2005
Global Packaging Companies – 2001-2005
Source: Harris Nesbitt, May 2006
Business Environment & Competitive
Position
Effect of Cost Pressures since 2002

©  2  0  06  A  L  C  A  N  I  N  C.Slide 8
582
36
50
145
100
(290)
623
$300
$400
$500
$600
$700
$800
$900
$M
Variance = +41M$
Comments
>
Volume  growth achieved in a
difficult and competitive business
environment.
>
Successive waves of raw material
and energy price increases
resulting in an  unprecedented escalation of input costs
>
Price/Mix reflecting tough pass
through policy partly offset by competitive price erosion
>
Large cost reductions achieved
in excess of inflation manufacturing and fixed cost
reductions as well as purchasing
savings.
Business Environment & Competitive
Position
BGP Variance*
* BGP excluding restructuring charges
Compared to an industry decline of 2.2%, Alcan Packaging has been successful in maintaining margins

©  2  0  06  A  L  C  A  N  I  N  C.Slide 9
… Our margins have been relatively more resistant to cost pressures, due to significant progress in strategy implementation.
Strategic Progress
■
Setting  Operating Excellence as a foundation of our success
■
Rationalization  of our portfolio
■
Focus on growing and attractive  market segments

©  2  0  06  A  L  C  A  N  I  N  C.Slide 10
Setting Operating Excellence as a foundation of our success
Strategic Progress – Operating Excellence
■
Best in class EHS
➢
56% fewer accidents over 2 years (05 vs 03). YTD RC at 1.10 (end of H2/06)
■
Fewer plants, larger operations, more specialized by product and technology
➢
40 plants less since 2004 (with fewer in Western countries and increased presence in emerging economies). Average revenue by plant increased by 15%
■
Part of the business in low cost areas
➢
From 12% in 04 to 17% of the sales now (06 forecast)
■
New operating models in line with customer needs
➢
Creation of centres of excellence: e.g. NA Flex, Labels, European Dairy, …
■
Deployment of CI as a way to leverage our size (best practice sharing)
➢
Target: $72m annual EVA savings in 2006
■
Deployment of good management systems
➢
Increased procurement leverage through key initiatives
▪
Savings 2004-6 : $144m
▪
LCC sourcing supported by new focused teams
➢
Working capital best practices being implemented
▪
Days of Sales Outstanding = 13 days (-19%) reduction since start of 2004

©  2  0  06  A  L  C  A  N  I  N  C.Slide 11
Food Europe: Rub-on Tattoos
Sales $5m, 28 people,
1 site in Spain
Global Tobacco*  Print Finishing
Sales $50m. 406 people, 23 sites in UK
Global Beauty: Aluminium  Tubes
Sales $85m. 780 people, 3 sites: Fr,
Cz, Italy
Global Beauty :  Bottles (for Personal Care)
Sales $30m. 312people, 2 sites in France
Food Americas*:PET BottlesSales $50m. 90 people,
1 site in UK
Global Tobacco*  Steel Cans
Sales $70m. 310 people, 1 site in UK
* Although part of the Global Tobacco sector for management reasons, the businesses of Print Finishing and Steel Cans were serving almost entirely non-tobacco markets.
Divestments Announced &
Completed (Sept YTD 2006): Total Sales:              $615M
 Total sites:                42
Food Plastic Bottles, North America:
Sales $130M, 495 people,  3 sites
Food Flexible
Sales $30m, 152
people
1 site in Spain
Strategic Progress – Portfolio Rationalization
Exit Mature and Non-Profitable Segments
Beauty: Aerosols
Sales $ 100m, 593 people
5 sites in FR, SP, UK, CZ
Beauty: Deo-stick
Sales $15m, 184 people 1 site in France
Global Beauty :Mass-Market CompactsSales $25m. 115 people,
1 site in Italy

©  2  0  06  A  L  C  A  N  I  N  C.Slide 12
■
Allocate our money & effort to growing segments where we can sustain a competitive advantage
➢
Some significant progress: 5 greenfields, 7 acquisitions and some major investments in new capacities/capabilities
➢
Growing part of our sales in emerging countries
■
Innovate with new business / service models
➢
New market-focused models in Food Europe, China
■
Improve our product mix
➢
Margin Management initiative: “Best Practice” focus on sales performance, pricing. New skills and organization being deployed.
Strategic Progress - Growth
… re-aligning our portfolio towards growing and attractive market segments

©  2  0  06  A  L  C  A  N  I  N  C.Slide 13
Strategic Progress
Leveraging of Key Competitive Advantages
■
Strong relationships with most major customers
■
Greater purchasing leverage / selling power due to size and scope
■
Broad footprint allowing for capacity optimization
■
Increased flexibility in the portfolio (multiple product offering)
■
Existing platforms in emerging economies on which we can grow
■
Strong technical capabilities which can be leveraged across the business
■
Ability to consolidate the market, supported by experience and know-how regarding business integration
➢
Financial strength to implement where value accretive

©  2  0  06  A  L  C  A  N  I  N  C.Slide 14
In less than 2 years, we have significantly altered our footprint
Western Countries
Emerging Countries
% of total revenues
Capex
88%
12%
262
58
Sales
$5.3 B
$ 0.7B
Number of plants
148
32
2004
83%
253
$4.9 B
103
2006
2004
17%
115
$ 1.0 B
37
2006
+98%
+43%
+16%
% 06/04
Capex as % sales
5%
8%
5%
12%
+98%
Sales by plant
36
23
48
26
+13%
+33%
-45
Strategic Progress – Change in the
Footprint

©  2  0  06  A  L  C  A  N  I  N  C.Slide 15
Extensive restructuring largely complete
80% of restructuring completed
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Strategic Progress – Restructuring

©  2  0  06  A  L  C  A  N  I  N  C.Slide 16
A much stronger platform for future performance than 2 years ago …
Strategic Progress
■
Better focused and  better positioned portfolio
■
Stronger industrial platform with fewer, larger, more specialised plants
■
Larger part of business in  growing areas  and robust new project pipeline
■
Strong, expert and diversified  management

©  2  0  06  A  L  C  A  N  I  N  C.Slide 17
During a period of intense input cost pressure and
challenging market conditions, we are successfully building a greatly improved platform that positions us favorably for the future.
From this improved platform, we can accelerate
the pace of growth leading to enhanced value creation going forward.
Alcan Packaging

©  2  0  06  A  L  C  A  N  I  N  C.Slide 18
Focus on Operational Excellence and Continuous Improvement continues to be key to achieve profitable growth in a competitive environment
Our priority going forward is to leverage our global operations to accelerate progress, for example;
➢
LCC sourcing, e-procurement
➢
Operational best practice sharing & lean manufacturing
deployment
➢
Shared services and SG&A reductions
➢
Margin management best practice
➢
Technology transfers
Creating Further Value – Operational Excellence

©  2  0  06  A  L  C  A  N  I  N  C.Slide 19
We can derive substantial further value by accelerating organic growth …
■
“Continuing business” (excluding portfolio rationalisations) has been growing 4% over the past 3 years, despite adverse packaging
environment.
■
Numerous success stories, including in Western countries, for example:
➢
Meat and Dairy US = + 11% pa> Mexico =  + 22% pa
➢
Labels NA = + 20% pa> China =  + 16% pa
➢
Global Pharma Flexibles = + 7% pa
■
New focus on growth has fuelled our pipeline with many new attractive projects, some of which have already commenced:
➢
Greenfields = Australia (wine caps), USA (labels and tobacco packaging), Russia
(tobacco packaging and food), China (beauty)
➢
Significant investments in Pharma Flexibles, in Europe and US (90MUS$) in the
past 2 years.
* Grow rates relate to 2004-2006
Creating Further Value – Organic Growth

©  2  0  06  A  L  C  A  N  I  N  C.Slide 20
Organic Growth – Examples
Alcan Global Pharmaceutical Packaging’s Pharma Center in Shelbyville,
Kentucky
is growing at a CAGR of 12% since 2002 (double the market growth rate)
Alcan Packaging Pharma
Center
>
The leading player in the North
American pharmaceutical flexible
packaging market.
>
The only dedicated pharmaceutical
flexible packaging facility in North
America.
>
$27.5M new investment will enable
Alcan to capture growth
opportunities.
A new drug delivery system for inhalable insulin is expected to be a blockbuster product for our customer.  The drug, in powder form, is packaged in complex Formpack® package is a result of joint efforts between Alcan and the pharmaceutical company.

©  2  0  06  A  L  C  A  N  I  N  C.Slide 21
We can derive substantial further value by accelerating acquisitive growth;
we have already identified several potentially attractive opportunities
■
Acquisitions  are important for the growth and development of our business:
➢
Quicker establishment of platforms in emerging countries
▪
Avoid risks from ramp up of new facilities
▪
Skilled local management to accelerate new projects
▪
Enhances our market knowledge and commercial opportunities
➢
Grow faster in attractive western market segments, without creating overcapacity
➢
Consolidation of western market & synergies
■
Our focus is mid-size companies, specialised in market segments that are attractive to us … and easy to integrate.
■
The Companies we are targeting are profitable companies with BGP margins in line with our target.
Creating Further Value – Acquisitive
Growth

©  2  0  06  A  L  C  A  N  I  N  C.Slide 22
▪
Acquisition of a strong base (120M$ in 2003,
leader in the market, profitable)
▪
Retained good management
▪
Capture local market growth (+7% p.a.)
▪
Develop to the next level:
▪
 Acquisition of a site in Northern Mexico to
serve the US market (Relapasa)
▪
 Develop new projects with US
multinationals
▪
 Leverage low-cost base
We have proven ability to successfully integrate acquisitions which drive value
▪
Started with a JV (65% of shares) of a sizeable
business (70 M$ in 2003)
▪
Acquisition of the minority shares end of 2005
▪
Kept former owner as General Manager and local
team
▪
Develop new markets:
▪
 New Greenfield for Beauty
▪
 New BU for Pharma / product transfers
▪
 Tobacco Market study
▪
 Acquisitions list under review
  (De Quan acquisition complete)
Mexico
China
▶ Sales +22% p.a.
Turnover $190m, 1350 employees
▶ Sales +16% p.a.
Turnover $110m, 1200 employees
* Grow rates relate to 2004-2006
Creating Further Value

©  2  0  06  A  L  C  A  N  I  N  C.Slide 23
Despite a very difficult environment, our results are progressing
▪
Margins have been impacted by:
▪
  input cost pressure
▪
  portfolio transformation costs
▪
Good asset management led to
  ROCE improvement
▪
Margin and ROCE will improve as
            input costs stabilize.
▪
BGP margin target remains 15%
Financial Outlook
2005
ACT
End of June
2006
Op. BGP %
Margin
10.2%
10.1%
ROCE
bef. P/A
7.5%
10.4%
ROCE
aft. P/A
3.7%
4.9%
TARGET = + 1 pt ROCE per year
% Sales
in LCC
16.0%
17.0%

©  2  0  06  A  L  C  A  N  I  N  C.Slide 24
Summary
■
The substantial consolidation and optimization work performed over the past 2 years has allowed us to cost pressures during that period
■
We have built a stronger platform that positions us favorably for the future.
■
We can now  accelerate the pace of growth leading to significant further value creation.

©  2  0  06  A  L  C  A  N  I  N  C.Slide 25
APPENDIX

©  2  0  06  A  L  C  A  N  I  N  C.Slide 26
Our resin prices are strongly correlated to oil over the medium-term
Business Environment & Competitive Position
Evolution of Raw Material Prices

©  2  0  06  A  L  C  A  N  I  N  C.Slide 27
Our margins have been relatively more resistant to cost pressures, partly due to implementation of our integration/synergy program.
Integration/Synergy Achievements
■
Integration
➢
Full alignment on AIMS throughout the organization
➢
High degree of integration in all functional areas
■
Synergy Realization
➢
VAW Flexpak integration complete, with target synergies of
  $45M captured
➢
Pechiney integration completed, with actual savings ($148M)
well ahead of initial target ($115M)
➢
7 Plants closed

©  2  0  06  A  L  C  A  N  I  N  C.Slide 28
Paris
Chicago
Singapour
Montréal
Paris
Bristol
We have in place a strong, decentralized and diversified management to grow our business
Vice President
Information
Technology
Massimo
Spada
Vice President
& Business
Finance
Director
Keith Wilkins
President &
Chief Executive Officer
Christel Bories
Vice President
Procurement
Carlo Aversa
Vice President
HR & EHS
Michel Carnec
Vice President
Strategic
Planning & Bus.
Dev.
Adrian
Haughton
Vice President
Communicatio
ns
Colette
Chauvière
President
Global Beauty
Packaging
François Luscan
President
Food Packaging,
Europe
Michael Cronin
President
Global
Pharmaceutical
Packaging
Michael
Rubenstein
President
Food Packaging,
Americas
Ilene Gordon
President
Food Packaging,
Asia
Jean -Paul
Meausoone
President
Global Tobacco
Packaging
Ralf Wunderlich
Vice President
Continuous
Improvement &
Operational
Excellence
Colin Smart
HQ’s:
Paris
Chicago
Singapore
Montreal
Paris
Bristol
7 nationalities in the management team
Creating Further Value

©  2  0  06  A  L  C  A  N  I  N  C.Slide 29